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                                                                      Exhibit 21


                             ALLEGRO NEW MEDIA, INC.

                              LIST OF SUBSIDIARIES

                                                                                    State or Other Jurisdiction of
Name                                                                                  Incorporation or Organization
----                                                                                -------------------------------

Software Publishing Corporation.................................................                           Delaware
Serif Inc.......................................................................                           Delaware
Serif (Europe) Limited..........................................................                            England
Software Publishing Corporation Europe..........................................                         California
Software Publishing Corporation SPC (Italia) s.r.l..............................                              Italy
Software Publishing International Corporation (FSC).............................                           Barbados
Software Publishing Asia Pacific Corporation....................................                         California
Software Publishing Corporation Netherlands.....................................                         California
Software Publishing Corporation Belgium.........................................                         California
Software Publishing Deutschland GmbH............................................                            Germany
Software Publishing France, SARL................................................                             France
Software Publishing Corporation (Scandinavia) AB................................                             Sweden
Software Publishing Limited.....................................................                     United Kingdom
Grafox Limited..................................................................                     United Kingdom
PSL Gmbh........................................................................                            Germany
Digital Paper, Inc..............................................................                         California